UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2013

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Delaware	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8200
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 4, 2013, A. H. Belo Corporation ( the "Company") (NYSE: AHC) issued a press release announcing it has engaged Stephens, Inc. to explore a potential sale of The Providence Journal. The Company also announced the execution of agreement to print The Fort Worth Star Telegram for a term of 10 years, commencing in 2014. Updated financial guidance was also provided for the Company for fiscal year 2013.
A copy of the Company's press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release issued by A. H. Belo Corporation on December 4, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A. H. BELO CORPORATION

By:	/s/	Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

Date:	December 4, 2013

EXHIBIT INDEX
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99.1 Press release issued by A. H. Belo Corporation on December 4, 2013